UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 9, 2025

TaskUs, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40482	83-1586636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 Independence Drive, Suite 100

New Braunfels, Texas 78132

(Address of Principal Executive Offices) (Zip Code)

(888) 400-8275

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	TASK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of Material Definitive Agreement.

On October 8, 2025, TaskUs, Inc., a Delaware corporation (the “Company”), held a special meeting of stockholders (the “Special Meeting”) to consider a proposal (the “Merger Agreement Proposal”) to adopt the Agreement and Plan of Merger (the “Merger Agreement”), dated May 8, 2025, by and between the Company and Breeze Merger Corporation, a Delaware corporation (the “Merger Corporation”), pursuant to which, subject to the terms and conditions thereof, the Merger Corporation would merge with and into the Company (the “Merger”), with the Company surviving the Merger, collectively owned, directly or indirectly, by (i) BCP FC Aggregator L.P., (ii) The Maddock 2015 Irrevocable Trust, The Bryce Maddock Family Trust, The Maddock 2015 Exempt Irrevocable Trust and Bryce Maddock, (iii) The Weir 2015 Irrevocable Trust, The Jaspar Weir Family Trust, The Weir 2015 Exempt Irrevocable Trust and Jaspar Weir and (iv) the other holders of Continuing Shares (as defined in the Merger Agreement) (if any).

At the Special Meeting, the requisite Company stockholders did not approve the Merger Agreement Proposal. As a result, on October 9, 2025, the Merger Corporation and the Company entered into a mutual agreement to terminate the Merger Agreement, effective immediately (the “Termination Agreement”). The Termination Agreement provides for the mutual release by each of the Merger Corporation and the Company of all claims relating to or arising out of the Merger Agreement and the transactions contemplated thereby. No termination fee is payable by either party in connection with the Termination Agreement.

Upon the termination of the Merger Agreement, each of the Voting and Support Agreement, dated as of May 8, 2025, by and between the Company and BCP FC Aggregator L.P., the Voting and Support Agreement, dated as of May 8, 2025, by and among the Company, Bryce Maddock, The Maddock 2015 Irrevocable Trust, The Bryce Maddock Family Trust and The Maddock 2015 Exempt Irrevocable Trust and the Voting and Support Agreement, dated as of May 8, 2025, by and among the Company, Jaspar Weir, The Weir 2015 Irrevocable Trust, The Jaspar Weir Family Trust and The Weir 2015 Exempt Irrevocable Trust terminated pursuant to its respective terms.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on May 9, 2025, which is incorporated herein by reference.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, and further include, without limitation, statements reflecting the Company’s current views with respect to, among other things, the Company’s operations, the Company’s financial performance, the Company’s industry, the impact of the macroeconomic environment on the Company’s business, and other non-historical statements. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “would,” “seeks,” “predicts,” “intends,” “trends,” “plans,” “estimates,” “anticipates,” “position us” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors include but are not limited to: the dependence of the Company’s business on key clients; the risk of loss of business or non-payment from clients; the Company’s failure to cost-effectively acquire new clients; the risk that the Company may provide inadequate service or cause disruptions in the Company’s clients’ businesses or fail to comply with the quality standards required by the Company’s clients under the Company’s agreements; the Company’s inability to anticipate clients’ needs by adapting to market and technology trends; utilization of artificial intelligence by the Company’s clients or the Company’s failure to incorporate artificial intelligence into its operations; unauthorized or improper disclosure of personal or other sensitive information, or securities breaches and incidents; negative publicity or liability or difficulty recruiting and retaining employees; the Company’s failure to detect and deter criminal or fraudulent activities or other misconduct by its employees or third parties; global economic and political conditions, especially in the social media and meal delivery and transport industries from which the Company generates significant revenue; the dependence of the Company’s business on its international operations, particularly in the Philippines and India; the Company’s failure to comply with applicable data privacy and security laws and regulations; fluctuations against the U.S. dollar in the local currencies in the countries in which the Company operates; the Company’s inability to maintain and enhance its brand; competitive pricing pressure; the Company’s dependence on senior management and key employees; increases in employee expenses and changes to labor laws; failure to attract, hire, train and retain a sufficient number of skilled employees to support operations; the Company’s inability to effectively expand its operations into countries or industries in which the Company has no prior operating experience and in which the Company may be subject to increased business, economic and regulatory risks; reliance on owned and third-party technology and computer systems; and failure to maintain asset utilization levels, price appropriately and control costs; the control of affiliates of Blackstone Inc. and the Company’s Co-Founders over the Company; the dual class structure of the Company’s common stock; and the volatility of the market price of the Company’s Class A common stock. Additional risks and uncertainties include but are not limited to those described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 6, 2025 and in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 filed with the SEC on August 7, 2025, as such factors may be updated from time to time in the Company’s filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Company’s SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TASKUS, INC.

By:	/s/ Balaji Sekar
Name: Balaji Sekar
Title: Chief Financial Officer

Date: October 9, 2025